Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226

Supplement dated January 30, 2026
to the
STF Tactical Growth & Income ETF (TUGN)
STF Tactical Growth ETF (TUG)
Summary Prospectuses, Prospectus, and Statement of Additional Information,
each dated July 31, 2025

each, a series of Listed Funds Trust

On March 5, 2025, the Board of Trustees (the “Board”) of Listed Funds Trust (the “Trust”) approved the reorganization of the STF Tactical Growth & Income ETF and STF Tactical Growth ETF, each a series of the Trust (each, a “Fund,” and together, the “Funds”), into corresponding series of Hennessy Funds Trust, pursuant to an Agreement and Plan of Reorganization.

The approval of each Fund’s reorganization was contingent upon approval by a majority of the outstanding voting securities of both Funds, which approvals were sought through a proxy solicitation conducted during 2025.

As of December 31, 2025, the required shareholder approvals had not been obtained. The Trust received notice from Hennessy Funds Trust that, based on the unlikelihood that the requisite shareholder approvals would be received, the Agreement and Plan of Reorganization was terminated, effective immediately.

As a result of the termination of the Agreement and Plan of Reorganization, the Funds will no longer solicit proxies or seek shareholder approval in connection with the proposed reorganizations. Each Fund will continue to operate as a series of the Trust. The Trust does not anticipate any changes to the investment objectives, investment strategies, management, functions, or fees of the Funds as a result of the termination of the Agreement and Plan of Reorganization.

Please retain this supplement with your Summary Prospectus, Prospectus, and
Statement of Additional Information for future reference.